EXHIBIT 99.1

NEWS RELEASE

For More Information Contact: J. Downey Bridgwater, President & Chief Executive Officer 713-507-2670 Stephen Raffaele, Executive Vice President & Chief Financial Officer 713-507-7408	For Release - April 21, 2005

STERLING BANCSHARES REPORTS FIRST QUARTER 2005 EARNINGS
Net Income of $7.8 Million up 48% Over the Year Ago Quarter,
Diluted EPS of $0.17, Quarterly Loan Growth of 4.4%

HOUSTON, TX, April 21, 2005 – Sterling Bancshares, Inc. (NASDAQ: SBIB) today reported net income of $7.8 million for the first quarter ended March 31, 2005, a 48% increase compared to $5.2 million reported for the first quarter of 2004. Earnings were $0.17 per diluted share in 2005’s first quarter, up 47% from $0.12 per diluted share for the first quarter of 2004.

“Our first quarter earnings showed significant improvement. Strengthened business conditions and our success in attracting new Bankers and customers led to another quarter of solid loan growth,” commented J. Downey Bridgwater, President and Chief Executive Officer. “These results also reflect our continued focus on asset quality and expense control.”

Bridgwater continued, “While 2005 presents challenges such as a relatively flat yield curve and increased competition in Texas, Sterling is meeting those challenges. Our Bankers are working hard to meet the needs of owner-operated businesses in the large and growing markets of Houston, San Antonio and Dallas.”

Net interest income was $36.7 million for the first quarter of 2005, up 11% compared to the first quarter of 2004, driven primarily by loan growth and an increasing net interest margin. The Company’s net interest margin for the first quarter of 2005 was 4.84%, up 12 basis points from the fourth quarter of 2004 and up 26 basis points from the 4.58% margin for the first quarter of 2004. The Company has benefited from Federal Open Market Committee decisions to increase overnight interest rates 125 basis points during the last six months of 2004 and an additional 50 basis points during the first quarter of 2005.

Period-end total loans increased $102.1 million during the first quarter to $2.4 billion at March 31, 2005, up 4.4% on a linked quarter basis and up $299.1 million or 13.9% since March 31, 2004. Average loans held for investment were $2.4 billion for the first quarter of 2005, up 4.7% on a linked-quarter basis and up 10.4% from the first quarter of 2004. The Company experienced very good growth in the commercial and industrial and construction lending portfolios during the first quarter of 2005.

The allowance for credit losses at March 31, 2005 was $31.6 million and represented 1.29% of total period-end loans, consistent with 1.29% at December 31, 2004. The Company provided $3.3 million for credit losses in the first quarter of 2005 compared with $3.5 million for the same quarter in 2004. Net charge-offs during the first quarter of 2005 totaled $2.0 million or 0.34% annualized of average total loans.

Sterling Bancshares, Inc., News Release
April 21, 2005

The Company also saw a favorable decline in nonperforming assets during the first quarter of 2005. At March 31, 2005, nonperforming assets were $19.0 million or 0.78% of total loans and foreclosed properties compared to $22.4 million or 0.95% at December 31, 2004. The allowance for credit losses was 177% of nonperforming loans at March 31, 2005.

Period-end total deposits increased $49.9 million to $2.5 billion at March 31, 2005, up 2.0% on a linked quarter basis and down $12.5 million since March 31, 2004. Total transaction account deposits were up on average $130.3 million, or 7.4%, in the first quarter of 2005 compared to 2004’s first quarter, with noninterest-bearing demand deposits up 7.7%, or $62.0 million, and deposits in lower-cost interest-bearing products up 7.3%. Certificates and other time deposits (including brokered certificates of deposit) were down $127.8 million on average in the first quarter of 2005 compared to the first quarter of 2004 principally due to a decline in average brokered certificates of deposit of $123.7 million from the first quarter of 2004. The Company borrowed an additional $178.3 million on average during the first quarter of 2005 from the Federal Home Loan Bank compared to the same quarter in 2004. The Company uses a combination of brokered deposits and short-term borrowings to fund earning asset growth and support the Company’s liquidity needs.

Noninterest income was $6.6 million in the first quarter of 2005, down $570 thousand as compared with the first quarter of last year primarily due to lower customer service fees. Other noninterest income increased $779 thousand during the first quarter of 2005 as compared with the same period of 2004. During the first quarter of 2005, the Company received a special distribution of $278 thousand as a result of the merger of PULSE EFT Association with Discover Financial Services.

Noninterest expense for the first quarter of 2005 was $28.7 million, down $330 thousand as compared with the first quarter of 2004. Salaries and employee benefits decreased $506 thousand in the first quarter of 2005 as compared with the same period in 2004. The Company has implemented various expense reduction initiatives over the past year. These initiatives, along with higher revenues, have improved the Company’s efficiency ratio to 66.22% for the first quarter of 2005 compared with 72.23% for the first quarter of 2004.

At March 31, 2005, Sterling had total assets of $3.4 billion, total loans of $2.4 billion and total deposits of $2.5 billion. Shareholders’ equity of $315 million at March 31, 2005 was 9.14% of total assets. Book value per common share at period-end was $6.96.

Conference Call

The Company invites investors and analysts to listen to its first quarter earnings conference call that will be broadcast live via telephone and over the Internet on Thursday, April 21, 2005 at 11:00AM Eastern Time. The call will be hosted by Downey Bridgwater and Stephen Raffaele. To participate, please visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (847) 413-3401. An audio archive of the call will be available on the web site beginning Friday, April 22, 2005.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared. The Company does not assume any obligation to update the forward-looking

Sterling Bancshares, Inc., News Release
April 21, 2005

statements. These statements provide our expectations but are not guarantees of future performance. There are several factors, many beyond our control, that could cause our results to differ significantly from expectations including adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of our allowance for credit losses; our ability to maintain or improve loan quality levels and origination volumes and competitive influences on product pricing. Additional factors that could cause actual results or conditions to differ significantly from these forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with total assets of $3.4 billion, which operates 36 banking offices in the greater metro areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 8th and 9th largest in the United States, respectively, based on population. The Company’s common stock is traded through the NASDAQ National Market System under the symbol “SBIB”.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended
	Mar. 31,	Dec. 31,	Mar. 31,
	2005	2004	2004
Profitability
Net income	$7,758	$6,170	$5,234

Earnings per common share (1)
Basic	$0.17	$0.14	$0.12
Diluted	$0.17	$0.14	$0.12

Return on average common equity (2)	9.88%	7.86%	7.09%

Return on average assets (2)	0.93%	0.74%	0.66%

Net interest margin	4.84%	4.72%	4.58%

Efficiency ratio	66.22%	73.91%	72.23%

Liquidity and Capital Ratios
Average loans to average deposits	96.25%	91.98%	87.35%
Period-end shareholders’ equity to total assets	9.14%	9.39%	9.48%
Average shareholders’ equity to average assets	9.41%	9.45%	9.34%
Period-end tangible capital to total tangible assets	7.42%	7.61%	7.59%
Tier 1 capital to risk-weighted assets	11.37%	11.78%	12.57%
Total capital to risk-weighted assets	14.00%	14.55%	15.59%
Tier 1 leverage ratio (Tier 1 capital to average assets)	10.09%	10.15%	9.96%

Other Data
Shares used in computing earnings per common share
Basic	45,131	44,977	44,700
Diluted	45,597	45,470	45,191
End of period common shares outstanding	45,217	45,068	44,756
Book value per common share at period-end
Total	$6.96	$6.95	$6.69
Tangible	$5.54	$5.52	$5.25
Cash dividends paid per common share	$0.060	$0.050	$0.050
Common stock dividend payout ratio	34.89%	36.42%	42.68%
Full-time equivalent employees	962	961	1,044
Number of banking offices	36	36	37

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2005	2004	2004	2004	2004
ASSETS
Cash and cash equivalents	$103,774	$88,439	$94,802	$131,489	$118,240
Interest-bearing deposits in financial institutions	1,067	595	1,175	1,600	1,324
Trading assets	13,639	36,720	123,880	92,751	137,623
Available-for-sale securities, at fair value	554,054	540,704	531,702	473,787	542,636
Held-to-maturity securities, at amortized cost	119,704	117,414	78,087	45,385	39,053

Loans held for sale	10,611	6,881	7,036	13,895	10,730
Loans held for investment	2,436,426	2,338,096	2,219,397	2,153,589	2,137,245

Total loans	2,447,037	2,344,977	2,226,433	2,167,484	2,147,975
Allowance for credit losses	(31,594)	(30,232)	(27,959)	(27,329)	(26,609)

Loans, net	2,415,443	2,314,745	2,198,474	2,140,155	2,121,366

Premises and equipment, net	39,126	40,171	41,683	43,679	48,572
Real estate acquired by foreclosure	957	1,536	3,731	2,608	1,497
Goodwill	62,480	62,480	62,480	62,480	62,480
Core deposit intangibles, net	1,727	1,839	1,954	2,078	2,202
Accrued interest receivable	12,759	11,964	10,986	10,787	12,203
Other assets	119,825	119,463	85,095	83,409	76,089

TOTAL ASSETS	$3,444,555	$3,336,070	$3,234,049	$3,090,208	$3,163,285

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$888,384	$884,017	$879,125	$845,874	$862,729
Interest-bearing demand	995,462	970,281	919,822	977,943	911,983
Certificates and other time deposits	610,017	589,669	593,236	664,788	731,640

Total deposits	2,493,863	2,443,967	2,392,183	2,488,605	2,506,352
Short-term borrowings	476,315	420,575	377,750	149,750	201,950
Subordinated debt	46,027	47,162	47,360	45,254	48,319
Junior subordinated debt	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	30,967	28,719	26,916	26,860	24,329

Total liabilities	3,129,647	3,022,898	2,926,684	2,792,944	2,863,425

COMMITMENTS AND CONTINGENCIES	—	—	—	—	—

SHAREHOLDERS’ EQUITY
Convertible preferred stock	—	—	20	20	20
Common stock	45,217	45,068	44,917	44,853	44,756
Capital surplus	55,976	54,522	51,565	50,853	50,036
Retained earnings	218,865	213,814	209,893	205,651	200,818
Accumulated other comprehensive income, net of tax	(5,150)	(232)	970	(4,113)	4,230

Total shareholders’ equity	314,908	313,172	307,365	297,264	299,860

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,444,555	$3,336,070	$3,234,049	$3,090,208	$3,163,285

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2005	2004	2004	2004	2004
Interest income:
Loans, including fees	$39,881	$37,131	$34,635	$33,023	$33,234
Securities:
Taxable	6,155	5,750	5,560	4,977	5,020
Non-taxable	628	603	520	464	455
Trading assets	312	1,032	1,084	991	1,462
Federal funds sold	37	33	25	23	20
Deposits in financial institutions	9	11	13	16	15

Total interest income	47,022	44,560	41,837	39,494	40,206

Interest expense:
Demand and savings deposits	1,774	1,513	1,239	1,080	953
Certificates and other time deposits	3,372	3,048	3,006	3,275	3,365
Short-term borrowings	2,690	1,849	1,047	586	681
Subordinated debt	787	747	678	620	595
Junior subordinated debt	1,660	1,637	1,616	1,587	1,591

Total interest expense	10,283	8,794	7,586	7,148	7,185

Net interest income	36,739	35,766	34,251	32,346	33,021
Provision for credit losses	3,340	3,854	2,115	2,781	3,500

Net interest income after provision for credit losses	33,399	31,912	32,136	29,565	29,521

Noninterest income:
Customer service fees	2,896	3,338	3,589	3,688	3,921
Net gain on the sale of securities	85	360	310	4,128	143
Net gain (loss) on trading assets	82	(762)	(192)	154	348
Other	3,584	3,197	3,088	2,807	2,805

Total noninterest income	6,647	6,133	6,795	10,777	7,217

Noninterest expense:
Salaries and employee benefits	17,181	15,900	17,510	17,175	17,687
Occupancy expense	3,642	4,041	3,945	3,743	3,597
Technology	1,214	1,559	1,643	1,537	1,388
Professional fees	1,296	3,209	1,333	1,395	1,062
Postage, delivery and supplies	750	742	746	816	875
Marketing	645	282	250	539	386
Core deposit intangibles amortization	112	114	125	124	124
Other	3,892	5,120	3,943	4,756	3,943

Total noninterest expense	28,732	30,967	29,495	30,085	29,062

Income before income taxes	11,314	7,078	9,436	10,257	7,676
Provision for income taxes	3,556	908	2,950	3,184	2,442

Net income	$7,758	$6,170	$6,486	$7,073	$5,234

Earnings per share (1):
Basic	$0.17	$0.14	$0.14	$0.16	$0.12

Diluted	$0.17	$0.14	$0.14	$0.16	$0.12

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Mar. 31, 2005			Dec. 31, 2004
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-Earning Assets:
Loans held for sale	$8,150	$146	7.28%	$6,228	$108	6.91%
Loans held for investment:
Taxable	2,367,303	39,670	6.80%	2,259,213	36,961	6.51%
Non-taxable	3,086	65	8.50%	3,881	62	6.36%
Securities:
Taxable	597,949	6,155	4.17%	569,267	5,750	4.02%
Non-taxable	64,967	628	3.92%	61,598	603	3.90%
Trading assets	27,786	312	4.56%	106,950	1,032	3.84%
Federal funds sold	6,274	37	2.42%	7,344	33	1.79%
Deposits in financial institutions	1,220	9	3.05%	1,861	11	2.25%

Total interest-earning assets	3,076,735	47,022	6.20%	3,016,342	44,560	5.88%

Noninterest-earning assets	307,115			288,599

Total Assets	$3,383,850			$3,304,941

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,009,359	1,774	0.71%	$1,008,152	1,513	0.60%
Certificates and other time	591,830	3,372	2.31%	576,132	3,048	2.10%
Short-term borrowings	437,547	2,690	2.49%	368,600	1,849	2.00%
Subordinated debt	47,056	787	6.78%	47,274	747	6.29%
Junior subordinated debt	82,475	1,660	8.16%	82,475	1,637	7.90%

Total interest-bearing liabilities	2,168,267	10,283	1.92%	2,082,633	8,794	1.68%

Noninterest-bearing sources:
Noninterest-bearing liabilities	897,225			910,013
Shareholders’ equity	318,358			312,295

Total Liabilities and Shareholders’ Equity	$3,383,850			$3,304,941

Net Interest Income & Margin		$36,739	4.84%		$35,766	4.72%

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year-to-date
	Mar. 31, 2005			Mar. 31, 2004
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-Earning Assets:
Loans held for sale	$8,150	$146	7.28%	$9,210	$128	5.59%
Loans held for investment:
Taxable	2,367,303	39,670	6.80%	2,143,084	33,039	6.20%
Non-taxable	3,086	65	8.50%	4,188	67	6.43%
Securities:
Taxable	597,949	6,155	4.17%	528,063	5,020	3.82%
Non-taxable	64,967	628	3.92%	41,496	455	4.41%
Trading assets	27,786	312	4.56%	163,807	1,462	3.59%
Federal funds sold	6,274	37	2.42%	10,915	20	0.74%
Deposits in financial institutions	1,220	9	3.05%	1,480	15	4.08%

Total interest-earning assets	3,076,735	47,022	6.20%	2,902,243	40,206	5.57%

Noninterest-earning assets	307,115			278,937

Total Assets	$3,383,850			$3,181,180

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,009,359	1,774	0.71%	$941,006	953	0.41%
Certificates and other time	591,830	3,372	2.31%	719,620	3,365	1.88%
Short-term borrowings	437,547	2,690	2.49%	247,794	681	1.11%
Subordinated debt	47,056	787	6.78%	47,112	595	5.08%
Junior subordinated debt	82,475	1,660	8.16%	82,475	1,591	7.76%

Total interest-bearing liabilities	2,168,267	10,283	1.92%	2,038,007	7,185	1.42%

Noninterest-bearing sources:
Noninterest-bearing liabilities	897,225			846,121
Shareholders’ equity	318,358			297,052

Total Liabilities and Shareholders’ Equity	$3,383,850			$3,181,180

Net Interest Income & Margin		$36,739	4.84%		$33,021	4.58%

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2005	2004	2004	2004	2004
Condensed Average Balance Sheet
Loans held for sale	$8,150	$6,228	$14,356	$11,568	$9,210
Loans held for investment	2,370,389	2,263,094	2,162,146	2,148,646	2,147,272

Total loans	2,378,539	2,269,322	2,176,502	2,160,214	2,156,482
Securities	662,916	630,865	569,126	572,469	569,559
Trading assets	27,786	106,950	113,252	113,392	163,807
Other earning assets	7,494	9,205	8,451	11,583	12,395

Total earning assets	3,076,735	3,016,342	2,867,331	2,857,658	2,902,243
Goodwill	62,480	62,480	62,481	62,480	62,715
Core deposit intangibles, net	1,774	1,887	2,010	2,142	2,266
Other assets	242,861	224,232	207,070	212,226	213,956

Total assets	$3,383,850	$3,304,941	$3,138,892	$3,134,506	$3,181,180

Noninterest bearing deposits	$870,059	$882,977	$834,566	$819,189	$808,109
Interest-bearing deposits:
Demand and savings	1,009,359	1,008,152	959,840	934,732	941,006
Certificates and other time deposits	555,141	552,368	554,830	552,292	559,189
Brokered certificates of deposit	36,689	23,764	59,411	160,991	160,431

Total deposits	2,471,248	2,467,261	2,408,647	2,467,204	2,468,735
Short-term borrowings	437,547	368,600	270,682	212,123	247,794
Subordinated debt	47,056	47,274	45,905	46,298	47,112
Junior subordinated debt	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	27,166	27,036	27,680	25,205	38,012

Total liabilities	3,065,492	2,992,646	2,835,389	2,833,305	2,884,128
Shareholders’ equity	318,358	312,295	303,503	301,201	297,052

Total liabilities and shareholders’ equity	$3,383,850	$3,304,941	$3,138,892	$3,134,506	$3,181,180

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2005	2004	2004	2004	2004
Period-end Loans:
Loans held for sale	$10,611	$6,881	$7,036	$13,895	$10,730
Loans held for investment:
Commercial and industrial	727,813	703,994	643,926	634,530	643,407
Real estate:
Commercial	1,063,854	1,018,264	964,253	922,135	885,041
Construction and development	401,022	363,218	340,916	326,382	323,978
Residential mortgage	174,355	179,623	186,479	185,309	193,759
Consumer/other	69,382	72,997	83,823	85,233	91,060

Loans held for investment	2,436,426	2,338,096	2,219,397	2,153,589	2,137,245

Total period-end loans	$2,447,037	$2,344,977	$2,226,433	$2,167,484	$2,147,975

Period-end Deposits:
Noninterest-bearing demand	$888,384	$884,017	$879,125	$845,874	$862,729
Interest-bearing demand	995,462	970,281	919,822	977,943	911,983
Certificates and other time deposits:
Jumbo	365,405	345,785	344,560	341,691	339,023
Regular	200,481	197,561	202,572	205,838	209,830
Brokered	44,131	46,323	46,104	117,259	182,787

Total period-end deposits	$2,493,863	$2,443,967	$2,392,183	$2,488,605	$2,506,352

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Mar. 31	Dec. 31	Sep. 30,	Jun. 30,	Mar. 31,
	2005	2004	2004	2004	2004
Allowance for Credit Losses
Allowance for credit losses at beginning of period	$30,232	$27,959	$27,329	$26,609	$30,722
Charge-offs:
Commercial, financial, and industrial	1,339	1,315	1,570	1,906	5,574
Real estate, mortgage and construction	511	190	201	719	2,295
Consumer	515	374	355	218	499

Total charge-offs	2,365	1,879	2,126	2,843	8,368

Recoveries:
Commercial, financial, and industrial	313	208	568	732	586
Real estate, mortgage and construction	5	53	6	9	91
Consumer	69	37	67	41	78

Total recoveries	387	298	641	782	755

Net charge-offs	1,978	1,581	1,485	2,061	7,613
Provision for credit losses	3,340	3,854	2,115	2,781	3,500

Allowance for credit losses at end of period	$31,594	$30,232	$27,959	$27,329	$26,609

Nonperforming Assets
Nonperforming loans — nonaccrual	$17,860	$20,605	$12,028	$10,806	$16,369
Real estate acquired by foreclosure	957	1,536	3,731	2,608	1,497
Other repossessed assets	226	216	552	273	1,189

Total nonperforming assets	$19,043	$22,357	$16,311	$13,687	$19,055

Potential problem loans	$58,257	$54,293	$62,417	$62,638	$66,055

Accruing loans past due 90 days or more	$1,910	$2,395	$1,195	$3,987	$21

Ratios
Period-end allowance for credit losses to period-end loans	1.29%	1.29%	1.26%	1.26%	1.24%
Net charge-offs to average loans (2)	0.34%	0.28%	0.27%	0.38%	1.42%
Period-end allowance for credit losses to nonperforming loans	176.90%	146.72%	232.45%	252.91%	162.56%
Nonperforming assets to period-end loans, real estate acquired by foreclosure and other repossessed assets	0.78%	0.95%	0.73%	0.63%	0.89%
Nonperforming loans to period-end loans	0.73%	0.88%	0.54%	0.50%	0.76%
Nonperforming assets to period-end assets	0.55%	0.67%	0.50%	0.44%	0.60%

STERLING BANCSHARES, INC. FOOTNOTES TO EARNINGS RELEASE Page 11

(1)	Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for the quarters does not necessarily equal the full period and net income earnings per share.

(2)	Interim periods annualized.